Exhibit 99.906Cert
                                                              ------------------



                            TAIWAN GREATER CHINA FUND


                     CERTIFICATION UNDER SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                  We hereby certify that the Report on Form N-CSR to which this certification is attached complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Taiwan Greater China Fund.



Dated: March 5, 2004



                                               /s/ Steven R. Champion
                                               --------------------------------
                                               Steven R. Champion
                                               Chief Executive Officer
                                               Taiwan Greater China Fund




                                               /s/ Peggy Chen
                                               --------------------------------
                                               Peggy Chen
                                               Chief Financial Officer
                                               Taiwan Greater China Fund